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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                             ___________________

                                  FORM 8-K

                               CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported): December 19, 2005

                       FARMSTEAD TELEPHONE GROUP, INC.
           (Exact name of registrant as specified in its charter)


          Delaware                      0-15938             06-1205743
(State or other jurisdiction of       (Commission         (IRS Employer
        incorporation)                File Number)      Identification No.)


22 Prestige Park Circle, East Hartford, CT                  06108-3728
 (Address of principal executive offices)                   (Zip Code)


     Registrant's telephone number, including area code: (860) 610-6000


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       (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01 REGULATION FD DISCLOSURE

      A Special Meeting of the Stockholders of Farmstead Telephone Group, Inc. (the "Meeting") was held on December 16, 2005. The proposals voted upon at the Meeting, along with the voting results, were as follows:

      Proposal #1 - To approve the issuance of more than 20% of the outstanding shares of common stock $.001 par value, of the Company upon conversion of notes and exercise of warrants that have been or are to be issued in connection with a private financing completed in March 2005 with Laurus Master Fund, Ltd. ("Laurus"). The proposal was approved with 1,884,381 votes in favor, 116,852 votes against, and 23,542 abstentions.

      Proposal #2 - To approve the issuance of more than 20% of the Company's outstanding shares of Common Stock in any one or series or combinations of private offerings sales and issuances to investors of the Company's securities and a secondary offering sale and issuance to the public of Common Stock, in an approximate aggregate amount in the range of $6,000,000 to $26,000,000 (exclusive of any securities which may be sold upon exercise of any over allotment options). The proposal was approved with 1,888,785 votes in favor, 112,185 votes against, and 23,805 abstentions.

      Proposal #3 - To approve an amendment to the Company's 2002 Stock Option Plan to increase the number of shares of Common Stock available for grants and awards from 1,300,000 to 2,300,000 shares. The proposal was approved with 1,708,083 votes in favor, 281,587 votes against, and 35,105 abstentions.

      Proposal #4 - To permit the Company's Board of Directors or its Chairman, or its designee, in its or his discretion, to adjourn or postpone the Meeting. The proposal was approved with 1,887,911 votes in favor, 80,352 votes against, and 56,512 abstentions.

      On December 19, 2005 the Company issued a press release to announce these results. A copy of the press release is attached as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)   Exhibits

      99.1 Press release issued by Farmstead Telephone Group, Inc. dated December 19, 2005.


                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                       By: /s/ Robert G. LaVigne
                                           --------------------------------
                                           Robert G. LaVigne
                                           Executive Vice President &
                                           Chief Financial Officer

Date:  December 21, 2005


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